Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


Delaware Select Growth Fund



Growth of Capital




2001 ANNUAL REPORT

(Selected Growth Fund Artwork)

TABLE OF CONTENTS
----------------------------

Letter to Shareholders            1

Portfolio Management
Review                            3

Performance Summary               5

Financial Statements

  Statement of Net Assets         6

  Statement of Operations         8

  Statements of Changes in
  Net Assets                      9

  Financial Highlights           10

  Notes to Financial
  Statements                     14

  Report of Independent
  Auditors                       16


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience

o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

o   We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service

o   We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"AS 2001 PROGRESSED,
MAJOR STOCK INDEXES
INCLUDING THE S&P 500
INDEX SEEMED TO GROPE
FOR A BOTTOM, AS
INVESTORS SPECULATED
ABOUT THE DIRECTION OF
THE ECONOMY."

Dear Shareholder

May 1, 2001

Recap of Events -- During the year ended April 30, 2001, the stock market struggled, as the U.S. economy slowed considerably and threatened to end its 10-year run of sustained growth. After a spring and summer of market volatility in 2000, an array of economic indicators pointed to a quickly falling economic growth rate during the fall. Corporate profits began to weaken, and the result was poor performance for U.S. stocks and aggressive action from the Federal Reserve Board, which began slashing interest rates early in 2001 in an effort to jump-start the economy.

Softer corporate profits first became apparent in sectors such as technology, telecommunications, and manufacturing during the fall of 2000. As the slowdown progressed, corporate earnings weakness spread throughout the economy and affected a wider array of stocks that included many blue chips. A recent report published by The Wall Street Journal asserted that, once all numbers were tallied, U.S. corporate profits would prove to have dropped by as much as 43% during the first quarter of 2001.

As 2001 progressed, major stock indexes including the S&P 500 Index seemed to grope for a bottom, as investors speculated about the direction of the economy. Early in 2001, many stocks experienced the proverbial "January Effect," with major stock indexes reversing direction for a few weeks and posting gains that were eventually given back.

By April 30, 2001, the obviously weakened economy and a dim profit picture had taken a toll on stock performance. For the year ended April 30, 2001, the S&P 500 Index fell 12.97%. By comparison, the technology-heavy Nasdaq Composite Index lost 45.18%. However, equity investors appeared to be regaining some degree of confidence given the Fed's rate cuts and the reduced valuation of the market, as major indexes posted strong returns in April.

Total Return
For the period ended April 30, 2001                            One Year
--------------------------------------------------------------------------------

Delaware Select Growth Fund-- Class A Shares                   -31.57%
--------------------------------------------------------------------------------
Lipper Multi-Cap Growth Funds Average (477 funds)              -27.18%
Standard & Poor's 500 Index                                    -12.97%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance for all Fund classes can be found on page 5. The Lipper Multi-Cap Growth Funds Average includes multi-cap mutual funds focusing on growth investments tracked by Lipper (Source: Lipper Inc). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Select Growth Fund returned -31.57% for the year ended April 30, 2001 (Class A shares at net asset value with distributions reinvested). Performance for the period trailed the Fund's benchmark, the S&P 500 Index, which fell by 12.97%. It also trailed performance of the Lipper Multi-Cap Growth Funds Average, which fell by 27.18% for the same period.

Market Outlook -- Although we expect to see more weak corporate earnings reports during the second quarter of 2001, we believe that the worst of the market's woes are now behind us. While we are likely to see continued volatility over the next few months, we believe that the desired effects of the Fed's rate decreases should eventually be felt and that the Fed is likely to succeed in stimulating both the economy and the stock market in 2001.

Investors in stocks and stock mutual funds have endured challenging markets for more than a year. In our opinion, market bottoms are nearly impossible to pinpoint, but we would note that the Fed usually gets its way and that stock markets eventually respond to interest rate cuts. Typically, the direction of the stock market leads the economy by several months. This means that the onset of a sustained market rally may not be foreshadowed by a specific economic indicator, or by any signal at all.

We believe there are currently plenty of reasons for optimism. Due to the Fed's aggressive interest rate reductions, we expect to see a recovery in corporate profits later this year. Overall, stock valuations have contracted to much more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

Thank you for your continued confidence and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Gerald S. Frey

Senior Portfolio Manager

May 1, 2001

"WE HAVE TAKEN STEPS TO
REDUCE THE OVERALL RISK
OF THE PORTFOLIO BY
LESSENING SOME OF OUR
LARGER TECHNOLOGY
HOLDINGS AND REPLACING
THEM WITH MORE
DEFENSIVE FINANCIAL AND
CONSUMER ISSUES."

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
The past fiscal year saw significant declines in stock prices, as many companies began to experience the impact of a slowing economy. Although most major indexes posted negative returns for the period, growth stocks were particularly hard hit as many investors reassessed their methods of valuing growth stocks. The Nasdaq Composite Index experienced one of its worst periods ever, declining 45.18% during this period. The S&P 500 Index, your Fund's benchmark, was down as well, by 12.97%. The Fund also performed poorly during the period, with a -31.57% return (Class A shares at net asset value with distributions reinvested) that closely tracked the Russell 3000 Growth Index, an index of multi-cap growth stocks.

Portfolio Highlights
At the beginning of the fiscal year, technology-related stocks represented the largest weighting in both the Fund and its benchmark. Stocks in this sector were also the biggest contributors to the period's negative returns. Many of the stocks that posted strong returns in previous years were among the hardest hit during the past year. i2 Technologies and JDS Uniphase are two such examples. i2 Technologies, a leading provider of supply-chain management software, was up more than 600% from April 1999 through April 2000. However, as fears grew about a slowdown in corporate technology spending, the stock declined almost 75% in the most recent 12 months. Similarly, JDS Uniphase, a fiber-optic component manufacturer, was up more than 250% in fiscal year 2000, but declined almost 80% in the subsequent year as the company warned about a slowdown in demand for its products.

Financial and consumer-oriented stocks were the best performing issues during the period. Fannie Mae and Zions Bancorp were each up more than 30% during the period as financial stocks were helped by the Federal Reserve's interest rate cuts and continuing merger and acquisition activity. Bed Bath & Beyond, a home furnishings retailer, was up more than 50% during the period as it continued to post strong overall and same-store sales growth. Brinker International, the owner and operator of numerous restaurant chains, posted a 35% gain during the period, as it also reported continuing growth in sales and profits.

As of April 30, 2001, computers and technology stocks comprised 22.7% of the portfolio. This was still the Fund's largest sector, but it has been reduced significantly from six months prior. Banking, finance, and insurance stocks comprised the Fund's second-largest sector.

Delaware Select Growth  Fund
Portfolio Characteristics
As of April 30, 2001
--------------------------------------------------------------------------------
Beta*                                                                    1.47
--------------------------------------------------------------------------------
Average Price-to-Earnings
  Ratio**                                                               29.53
--------------------------------------------------------------------------------
Median Market
  Capitalization                                                $9.19 billion
--------------------------------------------------------------------------------
Portfolio Turnover                                                       156%
--------------------------------------------------------------------------------
*   Beta is a measure of risk relative to the S&P 500 Index. A number less than
    1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**  P/E is based on analysts' forward earnings estimates as reported by First
    Call.

Delaware Select Growth  Fund
Top Portfolio Holdings
As of April 30, 2001
                                                               Percentage of
Company                                                          Net Assets
--------------------------------------------------------------------------------
AOL Time Warner                                                      5.1%
--------------------------------------------------------------------------------
Freddie Mac                                                          4.4%
--------------------------------------------------------------------------------
Quest Software                                                       4.1%
--------------------------------------------------------------------------------
Kohl's                                                               4.1%
--------------------------------------------------------------------------------
Freddie Mac DN                                                       4.0%
--------------------------------------------------------------------------------
Genentech                                                            3.5%
--------------------------------------------------------------------------------
Bed Bath & Beyond                                                    3.3%
--------------------------------------------------------------------------------
Fannie Mae                                                           2.8%
--------------------------------------------------------------------------------
Federal Home Loan Bank DN                                            2.6%
--------------------------------------------------------------------------------
Extreme Networks                                                     2.5%
--------------------------------------------------------------------------------

We have taken steps to reduce the overall risk of the portfolio by lessening some of our larger technology holdings and replacing them with more defensive financial and consumer issues. Longer term, however, we feel that technology still offers substantial benefits and represents the greatest opportunity for sizable investment gains. Because of this, we plan to continue to hold those technology companies that we believe are industry leaders and are likely to be the earliest beneficiaries of a change in market sentiment.

Outlook
As we start our new fiscal year, the overall environment for growth stocks appears to be improving. A series of Federal Reserve interest rate cuts may ultimately prove to be successful in preventing the severe recession that the markets were predicting in late 2000 and early 2001. Looking forward, we feel that the majority of the damage to growth stocks is past, but the return to prior years' substantial increases will not be immediate, if it occurs at all.

Dollar Cost Averaging to Offset Market Volatility

Dollar Cost Averaging is one of the best ways for long-term investors to offset volatility in a fluctuating market. By investing a fixed amount on a regular basis, the average price per share you pay for a mutual fund will be lower than the average share price during the investment period. This holds true because your fixed amount will purchase more shares when the price of the fund is lower and fewer shares when the price is higher.

The Benefit of Dollar Cost Averaging
--------------------------------------------------------------------------------
       Regular Investment          Share Price            Shares Purchased
--------------------------------------------------------------------------------
           $  200                    $ 25.00                     8
--------------------------------------------------------------------------------
           $  200                    $ 20.00                    10
--------------------------------------------------------------------------------
           $  200                    $ 12.50                    16
--------------------------------------------------------------------------------
           $  200                    $ 20.00                    10
--------------------------------------------------------------------------------
           $  200                    $ 25.00                     8
--------------------------------------------------------------------------------
Totals     $1,000                    $102.50                    52
--------------------------------------------------------------------------------
Average Share Cost = $19.23 ($1,000 divided by 52 shares purchased)
Average Share Price = $20.5 ($102.50 divided by 5 purchases)

------------------
This is a hypothetical example and does not represent the results of investment in any Delaware Investments fund. Actual investments may perform better or worse than this example. Dollar cost averaging does not guarantee a profit or protect against loss. Investors should weigh their ability to invest during periods of market downturn.

FUND BASICS
-----------
As of April 30, 2001

Fund Objective
Seeks long-term capital
appreciation, which the Fund
attempts to achieve by investing
primarily in equity securities of
companies we believe have the
potential for high earnings growth.

Total Fund Net Assets
$1.36 billion

Number of Holdings
52

Fund Start Date
May 16, 1994

Your Fund Manager
Gerald S. Frey, who leads the
Delaware Investments growth team,
received a Bachelor's degree in
Economics from Bloomsburg
University and attended Wilkes
College and New York University.
Prior to joining Delaware
Investments in 1996, he was a
Senior Director with Morgan
Grenfell Capital Management in
New York, where he managed
technology-related stocks.
Previously, he was a Vice President
at Chase Investors Management
Corporation.

Nasdaq Symbols

Class A   DVEAX
Class B   DVEBX
Class C   DVECX

DELAWARE SELECT GROWTH FUND PERFORMANCE
---------------------------------------

Growth of a $10,000 Investment
May 16, 1994 (Fund inception) through April 30, 2001

                                (CHART OMITTED)

                  Delaware Select
                  Growth Fund-
                  Class A Shares            S&P 500 Index
17-May-94             $9,421                   $10,000
4/30/95               $9,877                   $11,557
4/30/96              $12,940                   $15,049
4/30/97              $13,479                   $18,831
4/30/98              $26,770                   $26,564
4/30/99              $34,381                   $32,364
4/30/00              $50,861                   $35,641
4/30/01              $34,807                   $31,017

Chart assumes $10,000 invested on May 16, 1994 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. You cannot invest directly in an index.

Average Annual Total Returns
Through April 30, 2001                        Lifetime     Five Years   One Year
--------------------------------------------------------------------------------

Class A (Est. 5/16/94)
  Excluding Sales Charge                       +20.52%       +21.88%     -31.57%
  Including Sales Charge                       +19.50%       +20.45%     -35.50%
--------------------------------------------------------------------------------
Class B (Est. 4/16/96)
  Excluding Sales Charge                       +22.83%       +20.79%     -32.07%
  Including Sales Charge                       +22.75%       +20.60%     -35.46%
--------------------------------------------------------------------------------
Class C (Est. 5/20/94)
  Excluding Sales Charge                       +19.65%       +20.97%     -32.06%
  Including Sales Charge                       +19.65%       +20.97%     -32.74%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.25%.

Class B Shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

Average Annual Total Returns for the lifetime and one-year periods ended April 30, 2001 for Delaware Select Growth Fund's Institutional Class were +20.70% and -31.38%, respectively. The Institutional Class was made available without sales charges only to certain eligible institutional accounts on August 28, 1997.

An expense limitation was in effect for all classes of Delaware Select Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: VAGGX

Statement of Net Assets

DELAWARE SELECT GROWTH FUND
---------------------------

                                               Number of            Market
April 30, 2001                                  Shares               Value
---------------------------------------------------------------------------
 Common Stock - 90.39%
 Banking, Finance & Insurance - 20.99%
 Fannie Mae .............................      478,200         $ 38,380,332
 Freddie Mac ............................      915,300           60,226,740
 Household International ................      453,800           29,052,276
 Lehman Brothers ........................      402,300           29,267,325
 Merrill Lynch & Company ................      406,600           25,087,220
 USA Education ..........................      443,000           31,497,300
 Wells Fargo ............................      277,100           13,015,387
 XL Capital Class A .....................      436,600           30,911,280
 Zions Bancorp ..........................      537,400           28,638,046
                                                               ------------
                                                                286,075,906
                                                               ------------
 Business Services - 3.36%
+Convergys ..............................      754,400           27,535,600
+Robert Half International ..............      654,800           18,203,440
                                                               ------------
                                                                 45,739,040
                                                               ------------
 Cable, Media & Publishing - 3.43%
+Charter Communications Class A .........    1,312,400           28,098,484
+Clear Channel Communications ...........      334,200           18,648,360
                                                               ------------
                                                                 46,746,844
                                                               ------------
 Computers & Technology - 22.70%
+AOL Time Warner ........................    1,365,800           68,972,900
+Applied Micro Circuits .................      635,300           16,530,506
+Docent .................................    1,470,000            7,570,500
 First Data .............................      184,700           12,456,168
+Gemstar-TV Guide International .........      447,800           18,592,656
+i2 Technologies ........................      509,800            8,875,618
+JDS Uniphase ...........................      935,340           19,997,569
+Micrel .................................      764,700           25,969,212
+NetIQ ..................................      965,800           28,355,888
+Peregrine Systems ......................    1,144,700           29,510,366
+Quest Software .........................    1,509,300           55,512,054
+Veritas Software .......................      286,575           17,082,736
                                                               ------------
                                                                309,426,173
                                                               ------------
 Healthcare & Pharmaceuticals - 6.77%
+Amgen ..................................      530,900           32,459,226
+Genentech ..............................      917,800           48,184,500
+Pain Therapeutics ......................    1,537,000           11,604,350
                                                               ------------
                                                                 92,248,076
                                                               ------------
 Industrial Machinery - 0.93%
+Thermo Electron ........................      481,600           12,694,976
                                                               ------------
                                                                 12,694,976
                                                               ------------
 Leisure, Lodging & Entertainment - 3.33%
+Brinker International ..................      978,250           28,075,775
 Carnival Cruise Lines ..................      651,300           17,259,450
                                                               ------------
                                                                 45,335,225
                                                               ------------

                                               Number of               Market
                                                 Shares                 Value
--------------------------------------------------------------------------------
 Common Stock    (continued)
 Retail - 13.49%
+Bed Bath & Beyond ....................        1,583,300          $  44,839,056
+Best Buy .............................          127,400              7,013,370
 Gap ..................................          505,200             13,999,092
 Home Depot ...........................          499,700             23,535,870
+Kohl's ...............................          903,900             55,192,134
 Lowe's Companies .....................          361,100             22,749,300
+Starbucks ............................          852,400             16,493,940
                                                                  -------------
                                                                    183,822,762
                                                                  -------------

 Telecommunications - 10.05
+Comcast Class A ......................          721,200             31,667,892
+Extreme Networks .....................        1,049,600             34,531,840
+Juniper Networks .....................          242,500             14,314,775
+Nextel Communications Class A ........          462,000              7,507,500
+ONI Systems ..........................          627,100             22,531,703
+Sonus Networks .......................        1,038,000             26,427,480
                                                                  -------------
                                                                    136,981,190

 Transportation - 1.94%
 Expeditors International of Washington          528,500             26,440,855
                                                                  -------------
                                                                     26,440,855
                                                                  -------------

 Utilities - 3.40%
+AES ..................................          487,700             23,248,659
 Duke Energy ..........................          494,800             23,136,848
                                                                  -------------
                                                                     46,385,507
                                                                  -------------
Total Common Stock
  (cost $1,172,186,898) ..............                            1,231,896,554
                                                                  -------------

                                                   Principal           Market
Delaware Select Growth Fund                          Amount            Value
--------------------------------------------------------------------------------
Federal Agency (Discount Notes) - 9.99%
Fannie Mae
 4.20% 5/24/01 .................................. $ 4,935,000     $ 4,921,285
Federal Home Loan Bank
 4.35% 5/23/01 ..................................  34,900,000      34,807,489
 4.87% 5/11/01 ..................................  16,610,000      16,587,530
Freddie Mac
 4.33% 5/18/01 ..................................  55,070,000      54,958,392
 4.40% 5/4/01 ...................................  24,840,000      24,830,892
                                                              ---------------
Total Federal Agency
 (cost $136,105,588) ............................                 136,105,588
                                                              ---------------
Total Market Value of Securities - 100.38%
 (cost $1,308,292,486) ..........................               1,368,002,142
Liabilities Net of Receivables
 and Other Assets - (0.38%) .....................                  (5,241,289)
                                                              ---------------
Net Assets Applicable to 56,680,149
 Shares Outstanding - 100.00% ...................              $1,362,760,853
                                                              ===============
Net Asset Value - Delaware Select Growth
 Fund Class A
 ($475,766,885 / 19,112,991 Shares) .............                      $24.89
                                                                      -------
Net Asset Value - Delaware Select Growth
 Fund Class B
 ($588,152,395 / 24,922,386 Shares) .............                      $23.60
                                                                      -------
Net Asset Value - Delaware Select Growth
 Fund Class C
 ($248,684,512 / 10,652,066 Shares) .............                      $23.35
                                                                      -------
Net Asset Value - Delaware Select Growth
 Fund Institutional Class
 ($50,157,061 /  1,992,706 Shares) ..............                      $25.17
                                                                      -------


Components of Net Assets at April 30, 2001:
Shares of beneficial interest
 (unlimited authorization - no par) .............              $1,797,455,300
Accumulated net realized loss
 on investments .................................                (494,404,103)
Net unrealized appreciation
 of investments .................................                  59,709,656
                                                              ---------------
Total net assets ................................              $1,362,760,853
                                                              ===============
-----------------------
Non-income producing security for the year ended April 30, 2001.

Net Asset Value and Offering Price Per Share -
 Delaware Select Growth Fund
Net asset value Class A (A) ..................................         $24.89
Sales charge (5.75% of offering price or
 6.11% of amount invested per
 share) (B) ..................................................           1.52
                                                                       ------
Offering price ...............................................         $26.41
                                                                       ======
-----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations



Year Ended April 30, 2001                            Delaware Select Growth Fund
--------------------------------------------------------------------------------

Investment Income:
Dividends ...........................................  $ 4,191,725
Interest ............................................    4,051,138   $8,242,863
                                                       -----------   ----------


Expenses:
Distribution expenses ...............................   12,139,533
Management fees .....................................   12,120,808
Dividend disbursing and transfer agent fees
 and expenses .......................................    5,381,350
Registration fees ...................................      750,692
Accounting and administration expenses ..............      705,091
Reports and statements to shareholders ..............      642,158
Custodian fees ......................................      139,278
Professional fees ...................................      100,817
Trustees' fees ......................................       50,275
Taxes (other than taxes on income) ..................        7,703
Other ...............................................       48,139
                                                       -----------
                                                                     32,085,844
Less expenses absorbed or waived ....................                   (98,882)
Less expenses paid indirectly .......................                   (51,394)
                                                                  -------------

Total operating expenses ............................                31,935,568
                                                                  -------------


Net Investment Loss .................................               (23,692,705)
                                                                  -------------


Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ....................              (478,438,086)
Net change in unrealized appreciation/depreciation
  of investments ....................................              (164,947,664)
                                                                  -------------


Net Realized and Unrealized Loss on Investments .....              (643,385,750)
                                                                  -------------


Net Decrease in Net Assets Resulting from Operations.             $(667,078,455)
                                                                  =============

                             See accompanying notes

Statements of Changes in Net Assets

                                                     Delaware Select Growth Fund
--------------------------------------------------------------------------------
                                                              Year Ended
                                                        4/30/01         4/30/00

Increase (Decrease) in Net Assets from Operations:
Net investment loss ............................ $  (23,692,705)  $ (11,148,047)
Net realized gain (loss) on investments ........   (478,438,086)     17,905,589
Net change in unrealized
  appreciation/depreciation of investments .....   (164,947,664)    180,863,933
                                                 ------------------------------
Net increase (decrease) in net assets
  resulting from operations ....................   (667,078,455)    187,621,475
                                                 ------------------------------
Distribution to Shareholders:
From net realized gain on investments:
  Class A ......................................             --      (7,142,107)
  Class B ......................................             --      (6,583,080)
  Class C ......................................             --      (2,258,612)
  Institutional Class ..........................             --        (811,040)

In excess of net realized gain on investments*:
  Class A ......................................             --      (6,247,793)
  Class B ......................................             --      (6,680,100)
  Class C ......................................             --      (2,482,871)
  Institutional Class ..........................             --        (555,253)
                                                 ------------------------------
                                                             --     (32,760,856)
                                                 ------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A ......................................    264,773,785     505,087,596
  Class B ......................................    305,848,197     538,948,183
  Class C ......................................    146,857,542     279,314,546
  Institutional Class ..........................     30,351,724      57,943,242

Net asset value of shares issued upon
  reinvestment of distributions:
  Class A ......................................             --      12,712,306
  Class B ......................................             --      12,647,121
  Class C ......................................             --       4,471,980
  Institutional Class ..........................             --       1,366,295
                                                 ------------------------------
                                                    747,831,248   1,412,491,269
                                                 ------------------------------
Cost of shares repurchased:
  Class A ......................................   (189,399,929)    (92,368,713)
  Class B ......................................   (105,540,077)    (42,086,811)
  Class C ......................................    (75,353,029)    (27,235,623)
  Institutional Class ..........................    (17,590,518)    (24,905,150)
                                                 ------------------------------
                                                   (387,883,553)   (186,596,297)
                                                 ------------------------------
Increase in net assets derived from capital
  share transactions ...........................    359,947,695   1,225,894,972
                                                 ------------------------------
Net Increase (Decrease) in Net Assets ..........   (307,130,760)  1,380,755,591

Net Assets:
Beginning of period ............................  1,669,891,613     289,136,022
                                                 ------------------------------
End of period .................................. $1,362,760,853  $1,669,891,613
                                                 ==============================
---------
*Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains.

                             See accompanying notes
                                                                               9

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                              Delaware Select Growth Fund Class A
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          4/30/01    4/30/00    4/30/99    4/30/98(1)    4/30/97
Net asset value, beginning of period .................................... $36.380    $25.910    $20.570     $11.770      $13.080

Income (loss) from investment operations:
  Net investment loss(2) ................................................  (0.302)    (0.294)    (0.203)     (0.052)      (0.180)
  Net realized and unrealized gain (loss) on investments ................ (11.188)    12.393      5.910      11.127        0.960
                                                                          ------------------------------------------------------
  Total from investment operations ...................................... (11.490)    12.099      5.707      11.075        0.780
                                                                          ------------------------------------------------------

Less distributions:
  From net realized gain on investments .................................      --     (1.049)    (0.367)     (2.275)      (2.090)
  In excess of net realized gain on investments .........................      --     (0.580)        --          --           --
                                                                          ------------------------------------------------------
  Total distributions ...................................................      --     (1.629)    (0.367)     (2.275)      (2.090)
                                                                          ------------------------------------------------------

Net asset value, end of period .......................................... $24.890    $36.380    $25.910     $20.570      $11.770
                                                                          ======================================================


Total return(3) ......................................................... (31.57%)    47.93%     28.43%      98.60%        4.34%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............................$475,767   $632,036   $135,865     $31,926       $4,944
  Ratio of expenses to average net assets ...............................   1.37%      1.29%      1.67%       1.75%        1.84%
  Ratio of expenses to average net assets prior to expense limitation
    and expenses paid indirectly ........................................   1.38%      1.29%      2.06%       2.29%        2.65%
  Ratio of net investment loss to average net assets ....................  (0.90%)    (0.85%)    (0.95%)     (0.69%)      (1.38%)
  Ratio of net investment loss to average net assets prior to expense
    limitation and expenses paid indirectly .............................  (0.91%)    (0.85%)    (1.34%)     (1.23%)      (2.19%)
  Portfolio turnover ....................................................    156%       183%       313%        356%         180%

-------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                              Delaware Select Growth Fund Class B
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          4/30/01    4/30/00    4/30/99    4/30/98(1)    4/30/97
Net asset value, beginning of period .................................... $34.740    $24.990    $20.000     $11.570      $13.060

Income (loss) from investment operations:
  Net investment loss(2) ................................................  (0.521)    (0.544)    (0.350)     (0.061)      (0.210)
  Net realized and unrealized gain (loss) on investments ................ (10.619)    11.923      5.707      10.766        0.810
                                                                          ------------------------------------------------------
  Total from investment operations ...................................... (11.140)    11.379      5.357      10.705        0.600
                                                                          ------------------------------------------------------

Less distributions:
  From net realized gain on investments .................................      --     (1.049)    (0.367)     (2.275)      (2.090)
  In excess of net realized gain on investments .........................      --     (0.580)        --          --           --
                                                                          ------------------------------------------------------
  Total distributions ...................................................      --     (1.629)    (0.367)     (2.275)      (2.090)
                                                                          ------------------------------------------------------

Net asset value, end of period .......................................... $23.600    $34.740    $24.990     $20.000      $11.570
                                                                          ======================================================


Total return(3) ......................................................... (32.07%)    46.82%     27.41%      97.12%        2.84%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............................$588,152   $674,810   $103,299     $16,539          $95
  Ratio of expenses to average net assets ...............................   2.12%      2.04%      2.42%       2.50%        2.57%
  Ratio of expenses to average net assets prior to expense limitation
    and expenses paid indirectly ........................................   2.13%      2.04%      2.81%       3.04%        3.37%
  Ratio of net investment loss to average net assets ....................  (1.65%)    (1.60%)    (1.70%)     (1.44%)      (1.97%)
  Ratio of net investment loss to average net assets prior to expense
    limitation and expenses paid indirectly .............................  (1.66%)    (1.60%)    (2.09%)     (1.98%)      (2.77%)
  Portfolio turnover ....................................................    156%       183%       313%        356%         180%

-------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                              Delaware Select Growth Fund Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          4/30/01    4/30/00    4/30/99    4/30/98(1)    4/30/97
Net asset value, beginning of period .................................... $34.370    $24.740    $19.800     $11.470      $12.880

Income (loss) from investment operations:
  Net investment loss(2) ................................................  (0.517)    (0.555)    (0.345)     (0.071)      (0.230)
  Net realized and unrealized gain (loss) on investments ................ (10.503)    11.814      5.652      10.676        0.910
                                                                          ------------------------------------------------------
  Total from investment operations ...................................... (11.020)    11.259      5.307      10.605        0.680
                                                                          ------------------------------------------------------

Less distributions:
  From net realized gain on investments .................................      --     (1.049)    (0.367)     (2.275)      (2.090)
  In excess of net realized gain on investments .........................      --     (0.580)        --          --           --
                                                                          ------------------------------------------------------
  Total distributions ...................................................      --     (1.629)    (0.367)     (2.275)      (2.090)
                                                                          ------------------------------------------------------

Net asset value, end of period .......................................... $23.350    $34.370    $24.740     $19.800      $11.470
                                                                          ======================================================


Total return(3) ......................................................... (32.06%)    46.86%     27.45%      96.99%        3.58%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............................$248,685   $304,078    $32,235      $5,892         $222
  Ratio of expenses to average net assets ...............................   2.12%      2.04%      2.42%       2.50%        2.62%
  Ratio of expenses to average net assets prior to expense limitation
    and expenses paid indirectly ........................................  2.13%       2.04%      2.81%       3.04%        3.43%
  Ratio of net investment loss to average net assets .................... (1.65%)     (1.60%)    (1.70%)     (1.44%)      (2.02%)
  Ratio of net investment loss to average net assets prior to expense
    limitation and expenses paid indirectly ............................. (1.66%)     (1.60%)    (2.09%)     (1.98%)      (2.83%)
  Portfolio turnover ....................................................   156%        183%       313%        356%         180%

----------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
12

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Select Growth Fund Institutional Class
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     8/28/97(1)
                                                                                             Year Ended                  to
                                                                                   4/30/01     4/30/00    4/30/99     4/30/98
Net asset value, beginning of period ............................................. $36.690     $26.060    $20.640     $17.150

Income (loss) from investment operations:
  Net investment loss(2) .........................................................  (0.220)     (0.196)    (0.155)     (0.019)
  Net realized and unrealized gain (loss) on investments ......................... (11.300)     12.455      5.942       5.539
                                                                                   ------------------------------------------
  Total from investment operations ............................................... (11.520)     12.259      5.787       5.520
                                                                                   ------------------------------------------

Less distributions:
  From net realized gain on investments ..........................................      --      (1.049)    (0.367)     (2.030)
  In excess of net realized gain on investments ..................................      --      (0.580)        --          --
                                                                                   ------------------------------------------
  Total distributions ............................................................      --      (1.629)    (0.367)     (2.030)
                                                                                   ------------------------------------------

Net asset value, end of period ................................................... $25.170     $36.690    $26.060     $20.640
                                                                                   ==========================================

Total return(3) .................................................................. (31.38%)     48.29%     28.73%      34.68%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................ $50,157     $58,967    $17,737      $2,391
  Ratio of expenses to average net assets ........................................   1.12%       1.04%      1.42%       1.50%
  Ratio of expenses to average net assets prior to expense limitation
    and expenses paid indirectly .................................................   1.13%       1.04%      1.81%       2.04%
  Ratio of net investment loss to average net assets .............................  (0.65%)     (0.60%)    (0.70%)     (0.44%)
  Ratio of net investment loss to average net assets prior to expense
    limitation and expenses paid indirectly ......................................  (0.66%)     (0.60%)    (1.09%)     (0.98%)
  Portfolio turnover .............................................................    156%        183%       313%        356%

------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

April 30, 2001
--------------------------------------------------------------------------------
Voyageur Mutual Funds III (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Select Growth Fund, Delaware Growth Stock Fund (to be renamed Delaware Core Equity Fund) and Delaware Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Delaware Select Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized capital gains on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $40,320 for the year ended April 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended April 30, 2001 were approximately $11,074. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through December 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

--------------------------------------------------------------------------------
At April 30, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC .........................   $613,624
Dividend disbursing, transfer agent fees, accounting
  and other expenses payable to DSC ..............................    384,846
Other expenses payable to DMC and affiliates .....................    931,159

For the year ended April 30, 2001, DDLP earned $513,064 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the year ended April 30, 2001, the Fund made purchases of $2,812,579,388 and sales of $2,589,163,671 of investment securities other than U.S. government securities and short-term investments.

At April 30, 2001, the cost of investments for federal income tax purposes was $1,364,348,678. At April 30, 2001, the net unrealized appreciation was $3,653,464 of which $154,507,141 related to unrealized appreciation of investments and $150,853,677 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses of April 30, 2001 of $96,071,647 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire in 2009.

4. Capital Shares
Transactions in capital shares were as follows:

                                                           Year Ended
                                                     4/30/01       4/30/00
Shares sold:
  Class A .......................................   7,724,053     14,432,966
  Class B .......................................   9,166,350     16,099,565
  Class C .......................................   4,401,740      8,168,692
  Institutional Class ...........................     915,937      1,614,899

Shares issued upon reinvestment of distributions:
  Class A .......................................          --        398,816
  Class B .......................................          --        406,136
  Class C .......................................          --        143,965
  Institutional Class ...........................          --         43,709
                                                  -----------     ----------
                                                   22,208,080     41,308,748
                                                  -----------     ----------

Shares repurchased:
  Class A .......................................  (5,985,691)    (2,700,023)
  Class B .......................................  (3,665,904)    (1,217,125)
  Class C .......................................  (2,596,217)      (769,271)
  Institutional Class ...........................    (530,423)      (731,988)
                                                  -----------     ----------
                                                  (12,778,235)    (5,418,407)
                                                  -----------     ----------
Net increase ....................................   9,429,845     35,890,341
                                                  ===========     ==========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2001 or at any time during the year.

6. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- and medium-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended April 30, 2001, the Fund designates distributions paid during the year as follows:

      (A)                   (B)
  Long-Term               Ordinary                (C)
Capital Gains              Income                Total                 (D)
Distributions          Distributions          Distributions         Qualifying
 (Tax Basis)            (Tax Basis)            (Tax Basis)          Dividends(1)
-------------          -------------          -------------         ------------
      --                    --                     --                  --

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

---------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Mutual Funds III -- Delaware Select Growth Fund

We have audited the accompanying statement of net assets of Delaware Select Growth Fund (the "Fund") as of April 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended April 30, 1997 were audited by other auditors whose report dated June 13, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Select Growth Fund at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                      /s/  Ernst & Young LLP
                                                      -----------------------


Philadelphia, Pennsylvania
June 8, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                      International and Global           Tax-Exempt Income

  o   Technology and Innovation          o   Emerging Markets Fund          o   National High-Yield
        Fund                                                                      Municipal Bond Fund
                                         o   Overseas Equity Fund(+)
  o   American Services Fund                                                o   Tax-Free USA Fund
                                         o   International Equity Fund
  o   Select Growth Fund                                                    o   Tax-Free Insured Fund
                                       Current Income
  o   Trend Fund                                                            o   Tax-Free USA
                                         o   Delchester Fund                      Intermediate Fund
  o   Growth Opportunities Fund
                                         o   High-Yield                     o   State Tax-Free Funds*
  o   Small Cap Value Fund                     Opportunities Fund
                                                                          Stability of Principal
  o   U.S. Growth Fund                   o   Strategic Income Fund
                                                                            o   Cash Reserve Fund
  o   Tax-Efficient Equity Fund(+)       o   Corporate Bond Fund
                                                                            o   Tax-Free Money Fund
  o   Social Awareness Fund              o   Extended Duration
                                             Bond Fund                    Asset Allocation
  o   Core Equity Fund**
                                         o   American Government            o   Foundation Funds
Total Return                                   Bond Fund                          Growth Portfolio
                                                                                  Balanced Portfolio
  o   Blue Chip Fund(+)                  o   U.S. Government                      Income Portfolio
                                               Securities Fund(+)
  o   Devon Fund
                                         o   Limited-Term
  o   Growth and Income Fund                 Government Fund

  o   Decatur Equity
      Income Fund
  o   REIT Fund

  o   Balanced Fund

  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa(+), Kansas(+), Minnesota, Missouri, Montana(+), New Jersey(+), New Mexico(+), New York, North Dakota(+), Oregon, Pennsylvania, and Wisconsin(+). Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund

(+)Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group (R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware Select Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Select Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                             Thomas F. Madison                           Investment Manager
                                              President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                      MLM Partners, Inc.                          Philadelphia, PA
Chairman                                      Minneapolis, MN
Delaware Investments Family of Funds                                                      International Affiliate
Philadelphia, PA                              Janet L. Yeomans                            Delaware International Advisers Ltd.
                                              Vice President and Treasurer                London, England
Walter P. Babich                              3M Corporation
Board Chairman                                St. Paul, MN                                National Distributor
Citadel Constructors, Inc.                                                                Delaware Distributors, L.P.
King of Prussia, PA                                                                       Philadelphia, PA

David K. Downes                               AFFILIATED OFFICERS                         Shareholder Servicing, Dividend
President and Chief Executive Officer                                                     Disbursing and Transfer Agent
Delaware Investments Family of Funds          William E. Dodge                            Delaware Service Company, Inc.
Philadelphia, PA                              Executive Vice President and                Philadelphia, PA
                                              Chief Investment Officer, Equity
John H. Durham                                Delaware Investments Family of Funds        2005 Market Street
Private Investor                              Philadelphia, PA                            Philadelphia, PA 19103-7057
Horsham, PA
                                              Jude T. Driscoll
John A. Fry                                   Executive Vice President and
Executive Vice President                      Head of Fixed Income
University of Pennsylvania                    Delaware Investments Family of Funds
Philadelphia, PA                              Philadelphia, PA

Anthony D. Knerr                              Richard J. Flannery
Consultant, Anthony Knerr & Associates        President and Chief Executive Officer
New York, NY                                  Delaware Distributors, L.P.
                                              Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4702)                                                        Printed in the USA
AR-316 [4/01] PPL 6/01                                                     J7154